AMERICAN RESIDENTIAL FUNDING, INC.

                               ANZA CAPITAL, INC.

                          ____________________________

                       NOTE AND WARRANT PURCHASE AGREEMENT

                          ____________________________



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                       NOTE AND WARRANT PURCHASE AGREEMENT


     This Note and Warrant Purchase Agreement is made as of the 11th day of October, 2004 (the "EFFECTIVE DATE") by and between American Residential Funding, Inc., a Nevada corporation (the "COMPANY"), Anza Capital, Inc, a Nevada corporation ("ANZA"), and Amres Holding, LLC, a Nevada limited liability company ("PURCHASER").

     The parties hereby agree as follows:

1.   Amount and Terms of the Loan; Issuance of Warrants

     1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to lend to the Company the amount set forth opposite Purchaser's name on the Schedule of Purchasers attached hereto (each, a "LOAN AMOUNT") against the issuance and delivery by the Company of a convertible secured promissory note for the Loan Amount in substantially the form attached hereto as Exhibit A
                                                                       ---------
(each, a "NOTE" and collectively, the "NOTES"), dated the applicable Closing Date (as defined below). Each Note may be converted, at Purchaser's option, into shares of the Company's capital stock as provided in such Note.

     1.2 Issuance of Warrant. Subject to the terms of this Agreement, Anza agrees to sell to Purchaser, and Purchaser agrees to purchase, at the Closing (as hereinafter defined), a warrant for the amount of shares set forth in the Schedule of Purchasers attached hereto in substantially the form attached hereto as Exhibit B (the "WARRANT").
   ---------

2.   The  Closing

     2.1 Closing Date. The closing of the purchase and sale of the Note and Warrant (the "CLOSING") shall be held on the Effective Date, or at such other time as the Company and the Purchaser shall agree (the "CLOSING DATE").

     2.2 Delivery. At the Closing, (i) Purchaser will deliver to the Company a check or wire transfer funds in the amount of Purchaser's Loan Amount as indicated on the Schedule of Purchasers; and (ii) the Company shall issue and deliver to Purchaser a Note in favor of Purchaser payable in the principal amount of Purchaser's Loan Amount and Anza shall issue and deliver to Purchaser a Warrant to purchase the applicable number of shares of Anza's common stock.

3.   Representations, Warranties and Covenants of the Company and Anza

     The Company and Anza hereby represent and warrant to each Purchaser as follows:


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     3.1  Corporate  Power.  The  Company and Anza will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     3.2 Authorization. All corporate action on the part of the Company and Anza, their directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder, including the issuance and delivery of the Note and Warrant and the reservation of the equity securities issuable upon exercise of the Warrant or conversion of the Note has been taken or will be taken prior to the issuance of such equity securities. This Agreement, the Note and the Warrant, when executed and delivered by the Company and Anza, shall constitute valid and binding obligations of the Company and Anza enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. All common stock of Anza, when issued in compliance with the provisions of this Agreement, the Note or the Warrant, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances. The issuance of the Note and Warrant pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company or Anza, and the Note and Warrant will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders through no action of the Company or Anza; provided, however, that the Note and the Warrant may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

     3.3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company and Anza in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note, the Warrant and the equity securities issuable upon exercise of the Warrant, conversion of the Note or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

     3.4 Offering. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.


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4.   Representations and Warranties of the Purchaser

     4.1 Purchase for Own Account. Purchaser represents that he is acquiring the Note, the equity securities issuable upon conversion of the Note, the Warrant and the equity securities issuable upon exercise of the Warrant (collectively, the "SECURITIES") solely for his own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

     4.2 Ability to Bear Economic Risk. Purchaser acknowledges that an investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

     4.3 Further Limitations on Disposition. Purchaser further acknowledges that the Securities are restricted securities under Rule 144 of the Act, and, therefore, when issued by Company to Purchaser will contain a restrictive legend substantially similar to the following:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.


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          (c)  Notwithstanding  the  provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a stockholder or partner (or retired partner) of Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

          (d) Accredited Investor Status. Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Act.

5.   Miscellaneous

     5.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

     5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     5.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and Anza at 3200 Bristol Street, Suite 700, Costa Mesa, CA 92626, Facsimile (714) 424-0389, and to Purchaser at the address set forth on the Schedule of Purchasers attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

     5.6 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company, Anza, and the Purchaser.


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     5.7  Entire  Agreement.  This  Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

     5.8 Expenses. The Company shall pay all costs and expenses with respect to the negotiation, execution, delivery and performance of the Agreement.

     5.9 Conflict of Interest. Purchaser acknowledges that The Lebrecht Group, APLC represents Anza and has represented Anza in connection with the negotiation and drafting of this Agreement. One or more of the Purchaser's may be affiliated with Anza, and the Company, Anza, and Purchaser hereby waive any conflict of interest that may arise as a result of the representation by The Lebrecht Group, APLC.

[remainder of page intentionally left blank; signature page to follow]


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     In  Witness  Whereof,  the  parties  have  executed  this  Note and Warrant
Purchase Agreement as of the date first written above.

"Company"                               "Purchaser"

American Residential Funding, Inc.,     Amres Holding, LLC,
a Nevada corporation                    a Nevada limited liability company


  /s/ Vincent Rinehart                  /s/   Vincent Rinehart
-----------------------------------     ----------------------------------
By:   Vincent Rinehart                  By:   Vincent Rinehart
Its:  President                         Its:  Managing Member


"Anza"

Anza Capital, Inc.,
a Nevada corporation


  /s/ Vincent Rinehart
-----------------------------------
By:   Vincent Rinehart
Its:  President


SCHEDULES  AND  EXHIBITS

Schedule of Purchasers
Exhibit A: Form of Convertible Promissory Note
Exhibit B: Form of Warrant


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                             SCHEDULE OF PURCHASERS


               Name & Address           Loan Amount        Warrants
               ------------------       ---------------------------
               Amres Holding, LLC         $125,000         250,000



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                                    EXHIBIT A

                       FORM OF CONVERTIBLE PROMISSORY NOTE



                                  Page 8 of 9
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                                    EXHIBIT B

                                 FORM OF WARRANT



                                  Page 9 of 9
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